UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2016

Heavenstone Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-201314 (Commission File Number)	47-1445393 (IRS Employer Identification No.)

17800 Castleton Street, Suite 300, City of Industry, California 91748
(Address of principal executive offices, including zip code)

(626) 581-3335
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2016, our Board of Directors took the following actions:

–	Jack Jie Qin replaced Kong (Frank) Fan Xi as our President and CEO. Mr. Qin remains a director of our company.

–	Mr. Kong remains a director of our company.

–	Visman Chow, who recently joined our Board of Directors, was elected as Chairman of the Board.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: July 28, 2015.

HEAVENSTONE CORP.

By: WILLIAM E. SLUSS
William E. Sluss
Chief Financial Officer